SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C.  20549
                    FORM 8-K
           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (date of earliest event reported): June 20, 2002

BANC ONE HELOC TRUST 1999-1
   (Exact name of registrant as specified in its charter)

 United States     333-59845-01     36-7282500
 (State or Other 	(Commission File	(I.R.S Employer
Jurisdiction of  	 Number)		Identification
Incorporation					Number)

c/o Bank One, National Association
Corporate Trust Services Division - 1 N. State Street,
9th Floor
Chicago IL
(Address of Principal Executive Offices)

60670
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1999-1, a Trust created pursuant to the Pooling Agreement, dated May 31, 1999, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated June 20, 2002.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date June 20, 2002.
		 Principal		   Interest	       Ending Balance
Cede & Co.	$7,261,993.89	$ 394,057.28	$210,649,868.40



B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.   Monthly Statement to Certificateholders dated
June 20, 2002

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed		0.788115
Investor Certificate Interest Shortfall Distributed		0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

Managed Amortization Period ? (Yes=1; No=0)		1
Investors Certificate Principal Distributed		14.523988
  Principal Distribution Amount				14.945567
     Maximum Principal Payment				23.224406
     Alternative Principal Payment				14.945567
     Principal Collections less Additional Balances	14.945567
  Investor Loss Amount Distributed to Investors		0.066307
  Accelerated Principal Distribution Amount		-0.487886
  Credit Enhancement Draw Amount				0.00

Total Amount Distributed to Certificateholders (P & I) 15.312102

INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	217,911,862.30
Ending Investor Certificate Balance		210,649,868.40
Beginning Invested Amount			225,231,899.01
Ending Invested Amount				217,725,962.18
Investor Certificateholder Floating Allocation Percentage	95.7255%
Pool Factor					0.4212997
Liquidation Loss Amount for Liquidated Loans		34,633.83
Unreimbursed Liquidation Loss Amount			0.00

POOL INFORMATION

Beginning Pool Balance		235,289,396.54
Ending Pool Balance		227,781,979.27
Servicing Fee			98,037.25

INVESTOR CERTIFICATE RATE

Investor Certificate Rate		2.100000%
LIBOR Rate					1.840000%
Maximum Rate				4.985761%

DELINQUENCY & REO STATUS

Delinquent 30-59 days
    No. of Accounts		86
   Trust Balances			2,639,954.92
Delinquent 60-89 days
    No. of Accounts		25
   Trust Balances			802,537.10
Delinquent 90+ days
    No. of Accounts		96
   Trust Balances			3,258,739.33
Delinquent 9+ Months
    No. of Accounts		0
   Trust Balances			0.00
REO
    No. of Accounts		0
   Trust Balances			0.00


					6/20/02

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of her knowledge and belief that information is true and correct this 17th day of June, 2002

		       Bank One, N.A.
		       as Servicer

			/s/ Tracie Klein
		       _______________________________________

		       Tracie Klein
		       Vice President

	Distribution List:

	"   Keith Richardson - Bank One, N.A."



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1999-1

By:	/s/ Keith Richardson
Name:	Keith Richardson
Dated June 20, 2002